Exhibit 99

MASCO DELIVERS STRONG GROWTH IN FOURTH QUARTER 2012

Key Highlights

•	Sales increased 9 percent to $1.9 billion

•	North American sales increased 12 percent

•	Installation segment returned to profitability

•	All segments contributed to an adjusted operating margin expansion of 340 basis points

Taylor, Mich., (February 11, 2013) — Masco Corporation (NYSE: MAS) increased profit in the fourth quarter of 2012 with strong sales and operating margin growth in North America, including continued improvement in Installation Services. All five operating segments delivered positive sales growth and improved operating profit for the first time since the housing downturn.

2012 Fourth Quarter Commentary

•

Net sales from continuing operations increased 9 percent to $1.9 billion, compared with $1.7 billion for fourth quarter 2011. North American sales increased 12 percent and international sales decreased 1 percent. In local currencies, international sales increased 2 percent compared with fourth quarter 2011.

•	Compared to fourth quarter 2011, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, were as follows:

•	Gross profit margins were 25.0 percent compared to 21.9 percent

•	Operating profit margins were 5.0 percent compared to 1.6 percent

•	Income (loss) from continuing operations was $0.04 per common share compared to $(0.09) per common share

•	Loss from continuing operations, as reported, was $(0.23) per common share compared to $(1.42) per common share in the fourth quarter of 2011

•	We ended the fourth quarter with approximately $1.4 billion of cash

2012 Fourth Quarter Operating Segment Results

•	Plumbing Products’ net sales increased 10 percent, fueled by strong performance in North America and internationally

•	Decorative Architectural Products’ net sales increased 11 percent, driven by growth in core products and new programs

•	North American Cabinetry’s sales increased 13 percent and operating margins improved

•	Installation and Other Services achieved profitability for the first time since the fourth quarter of 2008

•	Other Specialty Products’ net sales increased 6 percent and segment margins expanded, reflecting share gains and profit improvement initiatives

“Our solid fourth quarter results reflect the successful execution of our strategic initiatives, including leveraging our brands, reducing our costs, improving our Installation and Cabinet segments and strengthening our balance sheet,” said Masco’s President and CEO, Tim Wadhams. “Our sales and margin growth represent strong performance across all of our operating segments, including a return to profitability in our Installation segment. We believe this momentum will continue into 2013.”

2012 Full-Year Commentary

•	Net sales increased 4 percent to $7.7 billion, compared to 2011. Excluding currency, net sales increased 5 percent

•	Compared to full-year 2011, results for key financial measures, as adjusted for certain items (see Exhibit B) and with a normalized tax rate of 36 percent, were as follows:

•	Gross profit margins were 26.0 percent compared to 25.1 percent

•	Operating profit margins were 6.1 percent compared to 4.4 percent

•	Income from continuing operations was $0.32 per common share compared to $0.02 per common share

•	Loss from continuing operations, as reported, was $(0.22) per common share compared to $(1.34) per common share in 2011

Subsequent Event

In early February we determined that our Danish ready-to-assemble cabinet business is not core to our long-term growth strategy and, accordingly, we have commenced a plan of disposition for this business. This business unit had sales of approximately $250 million in 2012.

Outlook 2013

“We expect new home construction to show strong growth in 2013, and anticipate repair and remodel to grow modestly, with big ticket items continuing to lag. Our focus this year is to successfully execute new product programs, improve profitability in Cabinets and Installation Services, and expand our brand leadership positions. We believe the actions we have taken over the past several years, including investing in our brands, reducing our cost structure and paying down debt, have strengthened our business. We believe these actions have positively positioned us to take advantage of the upturn in the housing cycle,” said Mr. Wadhams.

About Masco

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2012 fourth quarter supplemental material, including a presentation in PDF format, is available on the Company’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Tuesday, February 12, 2013 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (877) 550-4056 and from outside the U.S. at (706) 679-3614. Please use the conference identification number 87003575. The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 87003575. The telephone replay will be available approximately two hours after the end of the call and continue through February 26, 2013.

Safe Harbor Statement

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, shifts in consumer preferences and purchasing practices, our ability to improve our underperforming businesses, and our ability to maintain our competitive position in our industries. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

Investor / Media Contact

Maria Duey

Vice President - Investor Relations &

Corporate Communications

313.792.5500

maria_duey@mascohq.com

# # #

MASCO CORPORATION

Condensed Consolidated Statements of Operations - Unaudited

For the Three Months and Twelve Months Ended December 31, 2012 and 2011

(dollars in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011

Net sales	$1,890	$1,738	$7,745	$7,467
Cost of sales	1,444	1,406	5,794	5,683

Gross profit	446	332	1,951	1,784

Selling, general and administrative expenses	380	366	1,561	1,576
Charge for litigation settlements, net	3	3	77	9
Impairment charges for goodwill and other intangible assets	42	494	42	494

Operating profit (loss)	21	(531)	271	(295)

Other income (expense), net	(62)	(66)	(251)	(250)
Gains from financial investments, net	4	4	22	73

(Loss) income from continuing operations before income taxes	(37)	(593)	42	(472)

Income tax expense (benefit)	35	(104)	83	(49)

Loss from continuing operations	(72)	(489)	(41)	(423)

Loss from discontinued operations, net	(8)	(79)	(38)	(110)

Net loss	(80)	(568)	(79)	(533)

Less: Net income attributable to non-controlling interest	7	5	35	42

Net loss attributable to Masco Corporation	$(87)	$(573)	$(114)	$(575)

Loss per common share attributable to Masco Corporation (diluted):
Loss from continuing operations	$(0.23)	$(1.42)	$(0.22)	$(1.34)
Loss from discontinued operations	(0.02)	(0.23)	(0.11)	(0.32)

Net loss	$(0.25)	$(1.65)	$(0.33)	$(1.66)

Average diluted common shares outstanding	349	348	349	348

Amounts attributable to Masco Corporation:
Loss from continuing operations	$(79)	$(494)	$(76)	$(465)
Loss from discontinued operations	(8)	(79)	(38)	(110)

Net loss attributable to Masco Corporation	$(87)	$(573)	$(114)	$(575)

MASCO CORPORATION
Exhibit A: Reconciliations - Unaudited
For the Three Months Ended December 31, 2012 and 2011	(dollars in millions, except EPS)

	2012	2011
Gross Profit and Operating Profit Reconciliations

Net sales	$1,890	$1,738

Gross profit, as reported	$446	$332

Rationalization charges	27	48

Gross profit, as adjusted	$473	$380

Gross margin, as reported	23.6%	19.1%
Gross margin, as adjusted	25.0%	21.9%

Operating profit (loss), as reported	$21	$(531)

Impairment of goodwill and other intangible assets	42	494
Rationalization charges	31	61
Charge for litigation settlements, net	3	3
Gain from sales of fixed assets, net	(3)	—

Operating profit, as adjusted	$94	$27

Operating margin, as reported	1.1%	-30.6%
Operating margin, as adjusted	5.0%	1.6%

Earnings Per Common Share Reconciliation

Loss from continuing operations, before income taxes, as reported	$(37)	$(593)

Impairment of goodwill and other intangible assets	42	494
Rationalization charges	31	61
Charge for litigation settlements, net	3	3
Gain from sale of fixed assets, net	(3)	—
Gain from financial investments, net	(4)	(4)

Income (loss) from continuing operations, before income taxes, as adjusted	32	(39)

Tax at 36% rate	(12)	14

Less: Net income attributable to non-controlling interest	7	5

Net income (loss), as adjusted	$13	$(30)

Income (loss) per common share, as adjusted	$0.04	$(0.09)

Shares outstanding	349	348

MASCO CORPORATION

Exhibit B: Reconciliations - Unaudited

For the Twelve Months Ended December 31, 2012 and 2011

	2012	2011
Gross Profit and Operating Profit Reconciliations

Net sales	$7,745	$7,467

Gross profit, as reported	$1,951	$1,784

Rationalization charges	52	91
Other Specialty Products - Warranty	12	—

Gross profit, as adjusted	$2,015	$1,875

Gross margin, as reported	25.2%	23.9%
Gross margin, as adjusted	26.0%	25.1%

Operating profit (loss), as reported	$271	$(295)

Rationalization charges	78	121
Charge for litigation settlements, net	77	9
Impairment of goodwill and other intangible assets	42	494
Other Specialty Products - Warranty	12	—
Gain from sales of fixed assets, net	(8)	—

Operating profit, as adjusted	$472	$329

Operating margin, as reported	3.5%	-4.0%
Operating margin, as adjusted	6.1%	4.4%

Earnings Per Common Share Reconciliation

Income (loss) from continuing operations, before income taxes, as reported	$42	$(472)

Rationalization charges	78	121
Charge for litigation settlements, net	77	9
Impairment of goodwill and other intangible assets	42	494
Other Specialty Products - Warranty	12	—
Interest carry costs	7	—
Gain from sales of fixed assets, net	(8)	—
Gain from financial investments, net	(22)	(73)

Income from continuing operations,before income taxes, as adjusted	228	79

Tax at 36% rate	(82)	(28)

Less: Net income attributable to non-controlling interest	35	42

Net income, as adjusted	$111	$9

Income per common share, as adjusted	$0.32	$0.02

Shares outstanding	349	348

MASCO CORPORATION

Condensed Consolidated Balance Sheets and

Other Financial Data - Unaudited

(dollars in millions)

	December 31, 2012	December 31, 2011
Balance Sheet
Assets
Current Assets:
Cash and Cash Investments	$1,351	$1,656
Receivables	965	914
Inventories	792	769
Prepaid Expenses and Other	109	70
Assets Held for Sale	—	20

Total Current Assets	3,217	3,429
Property and Equipment, Net	1,429	1,567
Goodwill	1,894	1,891
Other Intangible Assets, Net	151	196
Other Assets	184	209
Assets Held for Sale	—	5

Total Assets	$6,875	$7,297

Liabilities
Current Liabilities:
Notes Payable	$206	$803
Accounts Payable	819	770
Accrued Liabilities	837	782
Liabilities Held for Sale	—	8

Total Current Liabilities	1,862	2,363
Long-Term Debt	3,422	3,222
Deferred Income Taxes and Other	1,057	970

Total Liabilities	6,341	6,555
Shareholders’ Equity	534	742

Total Liabilities and Shareholders’ Equity	$6,875	$7,297

	Year To Date
	December 31, 2012	December 31, 2011
Other Financial Data
Working Capital Days
Receivable Days	47	47
Inventory Days	52	52
Payable Days	66	63
Working Capital	$938	$913
Working Capital as a % of Sales (LTM)	12.1%	12.2%

Dividend Payments	$107	$107
Cash Paid for Share Repurchases	$8	$30
CAPEX	$119	$151

Average diluted common shares outstanding	349	348

MASCO CORPORATION

Quarterly Segment Data - Unaudited

For the Three Months and Twelve Months Ended December 31, 2012 and 2011

(dollars in millions)

	Q4 2012	Q4 2011	Change	YTD 2012	YTD 2011	Change

Cabinets and Related Products
Net sales	$289	$287	1%	$1,189	$1,231	-3%

Operating loss, as reported	$(50)	$(95)		$(120)	$(206)
Operating margin, as reported	-17.3%	-33.1%		-10.1%	-16.7%

Rationalization charges	10	6		21	20
Accelerated depreciation related to plant closures	14	7		16	27
Impairment of goodwill and other intangible assets	—	44		—	44

Operating loss, as adjusted	(26)	(38)		(83)	(115)
Operating margin, as adjusted	-9.0%	-13.2%		-7.0%	-9.3%

Depreciation and amortization	14	8		52	51

EBITDA, as adjusted	$(12)	$(30)		$(31)	$(64)

Plumbing Products
Net sales	$739	$674	10%	$2,955	$2,913	1%

Operating profit, as reported	$65	$52		$307	$322
Operating margin, as reported	8.8%	7.7%		10.4%	11.1%

Rationalization charges	5	2		13	11
Accelerated depreciation related to plant closures	2	1		12	4
Impairment of goodwill and other intangible assets	—	1		—	1

Operating profit, as adjusted	72	56		332	338
Operating margin, as adjusted	9.7%	8.3%		11.2%	11.6%

Depreciation and amortization	13	18		57	64

EBITDA, as adjusted	$85	$74		$389	$402

Installation and Other Services
Net sales	$323	$285	13%	$1,209	$1,077	12%

Operating profit (loss), as reported	$6	$(8)		$(19)	$(79)
Operating margin, as reported	1.9%	-2.8%		-1.6%	-7.3%

Rationalization charges	—	2		1	8
Accelerated depreciation related to plant closures	—	—		—	—
Impairment of goodwill and other intangible assets	—	—		—	—

Operating profit (loss), as adjusted	6	(6)		(18)	(71)
Operating margin, as adjusted	1.9%	-2.1%		-1.5%	-6.6%

Depreciation and amortization	8	8		30	32

EBITDA, as adjusted	$14	$2		$12	$(39)

MASCO CORPORATION

Quarterly Segment Data - Unaudited

For the Three Months and Twelve Months Ended December 31, 2012 and 2011

(dollars in millions)

	Q4 2012	Q4 2011	Change	YTD 2012	YTD 2011	Change

Decorative Architectural Products
Net sales	$386	$348	11%	$1,818	$1,670	9%

Operating profit (loss), as reported	$65	$(51)		$329	$196
Operating margin, as reported	16.8%	-14.7%		18.1%	11.7%

Rationalization charges	—	11		—	12
Accelerated depreciation related to plant closures	—	—		—	—
Impairment of goodwill and other intangible assets	—	75		—	75

Operating profit, as adjusted	65	35		329	283
Operating margin, as adjusted	16.8%	10.1%		18.1%	16.9%

Depreciation and amortization	3	3		15	15

EBITDA, as adjusted	$68	$38		$344	$298

Other Specialty Products
Net sales	$153	$144	6%	$574	$576	0%

Operating loss, as reported	$(35)	$(403)		$(31)	$(401)
Operating margin, as reported	-22.9%	-279.9%		-5.4%	-69.6%

Rationalization charges	—	6		1	6
Accelerated depreciation related to plant closures	—	23		—	25
Impairment of goodwill and other intangible assets	42	374		42	374
Warranty	—	—		12	—

Operating p.rofit, as adjusted	7	—		24	4
Operating margin, as adjusted	4.6%	0.0%		4.2%	0.7%

Depreciation and amortization	5	6		21	23

EBITDA, as adjusted	$12	$6		$45	$27

Total
Net sales	$1,890	$1,738	9%	$7,745	$7,467	4%

Operating income (loss), as reported—segment	$51	$(505)		$466	$(168)
General corporate expense (GCE)	(30)	(23)		(126)	(118)
Gain from sales of fixed assets, net	3	—		8	—
Charge for litigation settlements, net	(3)	(3)		(77)	(9)

Operating income (loss), as reported	21	(531)		271	(295)
Operating margin, as reported	1.1%	-30.6%		3.5%	-4.0%

Rationalization charges - segment	15	27		36	57
Accelerated depreciation - segment	16	31		28	56
Rationalization charges - GCE	—	3		14	5
Accelerated depreciation - GCE	—	—		—	3
Gain from sales of fixed assets	(3)	—		(8)	—
Charge for litigation settlements, net	3	3		77	9
Impairment of goodwill and other intangible assets	42	494		42	494
Other Specialty Products - Warranty	—	—		12	—

Operating income, as adjusted	94	27		472	329
Operating margin, as adjusted	5.0%	1.6%		6.1%	4.4%

Depreciation and amortization - segment	43	43		175	185
Depreciation and amortization - non-operating	1	1		11	19

EBITDA, as adjusted	$138	$71		$658	$533

MASCO CORPORATION

North American and International Data - Unaudited

For the Three Months and Twelve Months Ended December 31, 2012 and 2011

(dollars in millions)

	Q4 2012	Q4 2011	Change	YTD 2012	YTD 2011	Change

North American
Net sales	$1,475	$1,320	12%	$6,046	$5,669	7%

Operating profit (loss), as reported	$35	$(459)		$360	$(259)
Operating margin, as reported	2.4%	-34.8%		6.0%	-4.6%

Rationalization charges	10	20		25	49
Accelerated depreciation related to plant closures	14	24		25	49
Impairment of goodwill and other intangible assets	42	450		42	450
Other Specialty Products - Warranty	—	—		12	—

Operating profit, as adjusted	101	35		464	289
Operating margin, as adjusted	6.8%	2.7%		7.7%	5.1%

Depreciation and amortization	33	35		129	139

EBITDA, as adjusted	$134	$70		$593	$428

International
Net sales	$415	$418	-1%	$1,699	$1,798	-6%

Operating profit (loss), as reported	$16	$(46)		106	91
Operating margin, as reported	3.9%	-11.0%		6.2%	5.1%

Rationalization charges	5	7		11	8
Accelerated depreciation related to plant closures	2	7		3	7
Impairment of goodwill and other intangible assets	—	44		—	44

Operating profit, as adjusted	23	12		120	150
Operating margin, as adjusted	5.5%	2.9%		7.1%	8.3%

Depreciation and amortization	10	8		46	46

EBITDA, as adjusted	$33	$20		$166	$196

Total
Net sales	$1,890	$1,738	9%	$7,745	$7,467	4%

Operating income (loss), as reported - segment	$51	$(505)		$466	$(168)
General corporate expense (GCE)	(30)	(23)		(126)	(118)
Gain from sales of fixed assets, net	3	—		8	—
Charge for litigation settlements, net	(3)	(3)		(77)	(9)

Operating income (loss), as reported	21	(531)		271	(295)
Operating margin, as reported	1.1%	-30.6%		3.5%	-4.0%

Rationalization charges - segment	15	27		36	57
Accelerated depreciation - segment	16	31		28	56
Rationalization charges - GCE	—	3		14	5
Accelerated depreciation - GCE	—	—		—	3
Gain from sales of fixed assets, net	(3)	—		(8)	—
Charge for litigation settlements, net	3	3		77	9
Impairment of goodwill and other intangible assets	42	494		42	494
Other Specialty Products - Warranty	—	—		12	—

Operating income, as adjusted	94	27		472	329
Operating margin, as adjusted	5.0%	1.6%		6.1%	4.4%

Depreciation and amortization - segment	43	43		175	185
Depreciation and amortization - non-operating	1	1		11	19

EBITDA, as adjusted	$138	$71		$658	$533